Exhibit 32.1

Certification pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C § 1350)

In connection with the quarterly report on Form 10-Q of ValueClick, Inc. (the “Company”) for the period ended March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), James R. Zarley, as Chief Executive Officer of the Company, and John Pitstick, as Chief Financial Officer, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to his knowledge, that:

1.   The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	May 6, 2011	/s/ JAMES R. ZARLEY
James R. Zarley
Chief Executive Officer

Dated:	May 6, 2011	/s/ JOHN PITSTICK
John Pitstick
Chief Financial Officer